Exhibit 10.34

FIRST AMENDMENT

TO

AMENDED AND RESTATED

CREDIT AGREEMENT

DATED AS OF JULY 31, 2012

AMONG

DIAMONDBACK ENERGY LLC,

AS PARENT GUARANTOR

WINDSOR PERMIAN LLC,

AS BORROWER,

THE GUARANTORS,

WELLS FARGO BANK, NATIONAL ASSOCIATION,

AS ADMINISTRATIVE AGENT,

AND

THE LENDERS PARTY HERETO

SOLE BOOK RUNNER AND SOLE LEAD ARRANGER

WELLS FARGO SECURITIES, LLC

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “First Amendment”) dated as of July 31, 2012, is among: Diamondback Energy LLC, a Delaware limited liability company, as the initial Parent Guarantor (“Diamondback”); WINDSOR PERMIAN LLC, a Delaware limited liability company (the “Borrower”); each of the undersigned guarantors (together with Diamondback, the “Guarantors”); each of the lenders party to the Credit Agreement referred to below (collectively, the “Lenders”); and WELLS FARGO BANK, National Association (“Wells”), as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”).

R E C I T A L S

A. The Parent Guarantor, the Borrower, the Administrative Agent and the Lenders are parties to that certain Amended and Restated Credit Agreement dated as of July 24, 2012 (as amended, amended and restated, modified or supplemented, the “Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower.

B. The Borrower has requested and the Lenders have agreed to amend certain provisions of the Credit Agreement as set forth herein.

C. Now, therefore, to induce the Administrative Agent and all of Lenders to enter into this First Amendment and in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement, as amended by this First Amendment. Unless otherwise indicated, all section references in this First Amendment refer to sections of the Credit Agreement.

Section 2. Amendments to Credit Agreement.

2.1 Amendment to Preamble. The Preamble in the Credit Agreement is hereby amended and restated to read as follows:

“THIS AMENDED AND RESTATED CREDIT AGREEMENT dated as of July 24, 2012 is among: Diamondback Energy LLC, a Delaware limited liability company, as the initial Parent Guarantor (“Diamondback”); Windsor Permian LLC, a Delaware limited liability company, as borrower (the “Borrower”); each of the Lenders from time to time party hereto; and Wells Fargo Bank, National Association (in its individual capacity, “Wells Fargo”), as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”).”

2.2 Amendments to Section 1.02. Section 1.02 is hereby amended by:

(a) Deleting the definition of “Agreement” in its entirety and replacing it with the following:

‘“Agreement’ means this Amended and Restated Credit Agreement, as amended by the First Amendment dated July 31, 2012, as the same may be amended or supplemented from time to time.”

(b) Adding the following defined terms in the appropriate alphabetical order:

‘“Holdings’ means Diamondback Energy, Inc., a Delaware corporation.

‘IPO’ means an initial public offering of common stock by Holdings registered with the Securities Exchange Commission under the Securities Act of 1933, as amended.

‘Gulfport’ means Gulfport Energy Corporation, a Delaware corporation.

‘Gulfport Note’ means an unsecured promissory note issued by the Parent Guarantor to Gulfport as partial consideration for an asset purchase from Gulfport in connection with the IPO in a principal amount not to exceed $64,000,000.

‘Parent Guarantor’ means (a) during the period from and including the Effective Date until the time of the Parent Guarantor Merger, Diamondback, and (b) from and after the Parent Guarantor Merger, Holdings.

‘Parent Guarantor Merger’ means the merger of Diamondback with and into Holdings, with Holdings as the surviving entity.”

2.3 Amendment to Section 9.02. Section 9.02 is hereby amended by inserting the following Section (j) and renumbering the remaining Section:

“(j) Debt of the Parent Guarantor under the Gulfport Note.”

2.4 Amendments to Section 9.04(a).

(a) Section 9.04(a) is hereby amended and restated in its entirety to read as follows:

“(a) Restricted Payments. The Parent Guarantor and the Borrower will not, and will not permit any of their Subsidiaries to, declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment, return any capital to its holders of Equity Interests or make any distribution of its Property to its Equity Interest holders without the prior approval of the Majority Lenders, except that (i) each of the Parent Guarantor and its Subsidiaries may declare and pay dividends or distributions with respect to its Equity Interests payable solely in additional Equity Interests (other than Disqualified Capital Stock), (ii) any Subsidiary of the Parent Guarantor may declare and pay dividends ratably with respect to its Equity Interests, (iii) the Parent Guarantor may make tax distributions to its members in accordance with the terms of its limited liability company agreement in an amount equal to the highest marginal tax rate applicable to aggregate federal and state income tax liability of such members, as calculated in accordance with the terms thereof if at the time of making such payment, no Event of Default or Borrowing Base Deficiency has occurred and is continuing, (iv) the Parent Guarantor and its Subsidiaries may make Restricted Payments pursuant to and in accordance with stock option plans or other benefit plans for management or employees of the Parent Guarantor, the Borrower and their Subsidiaries, and (v) if (1) the Parent Guarantor issues common stock to Gulfport as partial consideration for an asset purchase from Gulfport in connection with the proposed IPO and (2) such assets are thereafter reconveyed to Gulfport, then the Parent Guarantor may repurchase such common stock from Gulfport using such assets as the sole consideration for such repurchase.”

(b) Section 9.04 is hereby amended by inserting the following section (d) to read as follows:

“(d) Prepayment of Gulfport Note. The Parent Guarantor and the Borrower will not, and will not permit any of their Subsidiaries to, prior to the date that is 91 days after the Maturity Date: (i) make any optional or voluntary prepayment of or otherwise optionally or voluntarily Redeem whether in whole or in part the Gulfport Note in cash, in each case other than (A) Redemptions made from the proceeds of the IPO or (B) Redemptions made in connection with the reconveyance to Gulfport of the assets acquired from Gulfport in contemplation of the proposed IPO, or (ii) amend, modify, waive or otherwise change any of the terms of the Gulfport Note or any indenture, agreement, instrument, certificate or other document relating to the Gulfport Note if (A) the effect thereof would be to shorten its maturity or average life or increase the amount of any payment of principal thereof or increase the rate or shorten any period for payment of interest thereon, (B) such action adds covenants, events of default or other agreements to the extent more restrictive, taken as a whole, than those contained in this Agreement, as determined by the board of directors of the Parent Guarantor in its reasonable and good faith judgment or (C) such action adds collateral to secure the Gulfport Note.”

2.5 Amendment to Section 9.11. Section 9.11 is hereby amended by adding the following phrase at the end thereof:

“Notwithstanding the foregoing, other than the Parent Guarantor Merger, the Parent Guarantor will not merge into or with or consolidate with any other Person, or sell, lease or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of its Property to any other Person while the Gulfport Note is outstanding. Upon the consummation of the Parent Guarantor Merger, Holdings will succeed to, and be substituted for, Diamondback as the Parent Guarantor under this Agreement and all other Loan Documents. The Lenders hereby authorize the Administrative Agent to, and the Administrative Agent hereby agrees (at the sole cost of the Borrower) to, execute any and all further documents and instruments and take all such further actions to effect the foregoing.”

2.6 Amendment to Section 9.12. Section 9.12 is hereby amended and restated in its entirety to read as follows:

“The Parent Guarantor and the Borrower will not, and will not permit any of their Subsidiaries to, sell, assign, farm-out, convey or otherwise transfer or dispose of any Property except for (a) the sale or other disposition of Hydrocarbons in the ordinary course of business; (b) as long as no Default exists, farmouts of undeveloped acreage and assignments in connection with such farmouts (provided that if such farmout is of Oil and Gas Property included in the most recent Borrowing Base, such disposition is included in the 5% basket below); (c) the sale or other disposition of equipment that is no longer necessary for the business of the Parent Guarantor, the Borrower or such Subsidiary or is replaced by equipment of at least comparable value and use; (d) the sale or other disposition (including Casualty Events) of any Oil and Gas Property or any interest therein or any Subsidiary owning Oil and Gas Properties; provided that (i) 100% of the consideration received in respect of such sale or other disposition shall be cash, (ii) the consideration received in respect of such sale or other disposition shall be equal to or greater than the fair market value of the Oil and Gas Property, interest therein or Subsidiary subject of such sale or other disposition (as reasonably determined by the Parent Guarantor or the Borrower and, if requested by the Administrative Agent, the Parent Guarantor or the Borrower shall deliver a certificate of a Responsible Officer of the Parent Guarantor or the Borrower certifying to that effect), (iii) if such sale or other disposition of Oil and Gas Property or a Subsidiary owning Oil and Gas Properties (including farmouts of proved reserves under (b)) included in the most recently delivered Reserve Report during any period between two successive Scheduled Redetermination Dates has a fair market value in excess of five percent (5%) of the Borrowing Base as then in effect (as determined by the Administrative Agent), individually or in the aggregate, the Borrowing Base shall be reduced, effective immediately upon such sale or other disposition, by an amount equal to the value, if any, assigned such Property in the most recently delivered Reserve Report and (iv) if any such sale or other disposition is of a Subsidiary owning Oil and Gas Properties, such sale or other disposition shall include all the Equity Interests of such Subsidiary; (e) dispositions of Property to the Parent Guarantor or any Subsidiary of the Parent Guarantor if when such disposition is made (i) it is subject to Section 9.11 and (ii) other than the Parent Guarantor Merger, if the Gulfport Note has been issued, it has been paid in full or otherwise extinguished; (f) if the Parent Guarantor or any of its Subsidiaries acquires assets from Gulfport in connection with the proposed IPO, and such IPO is not consummated, the reconveyance of such assets to Gulfport pursuant to Section 9.04(a)(v), and (g) sales and other dispositions of Properties not regulated by Section 9.12(a) to (f) having a fair market value not to exceed $500,000 during any 12-month period.

2.7 Amendment to Section 10.01(g). Section 10.01(g) is hereby amended by replacing the word “and” between clauses (i) and (ii) thereof with a comma, and replacing the period at the end of such Section with the following:

“, and (iii) with respect to the Gulfport Note, if, at the time of the payment or Redemption thereof, an optional Redemption thereof could have been made pursuant to Section 9.04(d).”

Section 3. Conditions Precedent. This First Amendment shall become effective on the date (such date, the “First Amendment Effective Date”), when each of the following conditions is satisfied (or waived in accordance with Section 12.02):

3.1 The Administrative Agent shall have received from the Majority Lenders, the Parent Guarantor and the Borrower, counterparts (in such number as may be requested by the Administrative Agent) of this First Amendment signed on behalf of such Person.

3.2 The Administrative Agent and the Lenders shall have received all fees and other amounts due and payable on or prior to the date hereof, including, to the extent invoiced, reimbursement or payment of all documented out-of-pocket expenses required to be reimbursed or paid by the Borrower under the Credit Agreement.

3.3 No Default shall have occurred and be continuing as of the date hereof, after giving effect to the terms of this First Amendment.

The Administrative Agent is hereby authorized and directed to declare this First Amendment to be effective when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 3 or the waiver of such conditions as permitted in Section 12.02. Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.

Section 4. Miscellaneous.

4.1 Confirmation. The provisions of the Credit Agreement, as amended by this First Amendment, shall remain in full force and effect following the effectiveness of this First Amendment.

4.2 Ratification and Affirmation; Representations and Warranties. Each of the Parent Guarantor and the Borrower hereby (a) ratifies and affirms its obligations under, and acknowledges its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect as expressly amended hereby and (b) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this First Amendment:

(i) all of the representations and warranties contained in each Loan Document to which it is a party are true and correct, except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct as of such specified earlier date,

(ii) no Default or Event of Default has occurred and is continuing, and

(iii) no event or events have occurred which individually or in the aggregate could reasonably be expected to have a Material Adverse Effect.

4.3 Counterparts. This First Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this First Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

4.4 NO ORAL AGREEMENT. THIS FIRST AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

4.5 GOVERNING LAW. THIS FIRST AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

4.6 Payment of Expenses. In accordance with Section 12.03, the Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of- pocket costs and reasonable expenses incurred in connection with this First Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

4.7 Severability. Any provision of this First Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

4.8 Successors and Assigns. This First Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

4.9 Loan Document. This First Amendment is a Loan Document.

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IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed as of the date first written above.

WINDSOR PERMIAN LLC, as Borrower

By:	/s/ Teresa L. Dick
Name:	Teresa L. Dick
Title:	Chief Financial Officer

DIAMONDBACK ENERGY LLC, as the initial Parent Guarantor

By:	/s/ Teresa L. Dick
Name:	Teresa L. Dick
Title:	Chief Financial Officer

DIAMONDBACK E&P LLC, as a Guarantor

By:	/s/ Teresa L. Dick
Name:	Teresa L. Dick
Title:	Chief Financial Officer

DIAMONDBACK ENERGY, INC., as a Guarantor

By:	/s/ Teresa L. Dick
Name:	Teresa L. Dick
Title:	Chief Financial Officer

SIGNATURE PAGE

FIRST AMENDMENT TO CREDIT AGREEMENT

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent and a Lender

By:	/s/ Betsy Jocher
Name:	Betsy Jocher
Title:	Director

SIGNATURE PAGE

FIRST AMENDMENT TO CREDIT AGREEMENT

AMEGY BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ JB Askew
Name:	JB Askew
Title:	Officer

SIGNATURE PAGE

FIRST AMENDMENT TO CREDIT AGREEMENT

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Bruce E. Hernandez
Name:	Bruce E. Hernandez
Title:	Vice President

SIGNATURE PAGE

FIRST AMENDMENT TO CREDIT AGREEMENT

WEST TEXAS NATIONAL BANK,
as a Lender

By:	/s/ Chris L. Whigham
Name:	Chris L. Whigham
Title:	Senior Vice President

SIGNATURE PAGE

FIRST AMENDMENT TO CREDIT AGREEMENT